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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): July 26, 2005


                               NEKTAR THERAPEUTICS
             (Exact name of Registrant as specified in its charter)



          Delaware                      0-23556                 94-3134940
(State or other jurisdiction          (Commission              (IRS Employer
      of incorporation)              File Number)           Identification No.)


                               150 Industrial Road
                          San Carlos, California 94070
              (Address of principal executive offices and Zip Code)


       Registrant's telephone number, including area code: (650) 631-3100


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

|_|  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02      Departure  of  Directors  or  Principal  Officers;   Election  of
               Directors; Appointment of Principal Officers.

(b) On July 26, 2005, the registrant announced that its current Chief Financial Officer, Mr. Ajay Bansal, would be transitioning from his current duties as Chief Financial Officer and Vice President, Finance and Administration to the position of General Manager, Diabetes Group. In connection with his new position, among other matters, Mr. Bansal will be responsible for overseeing product decisions, resource allocation and partner relationships. Further, effective July 26, 2005, the registrant is commencing a search for a new Chief Financial Officer to succeed Mr. Bansal. Mr. Bansal will continue to serve in the position of Chief Financial Officer until his successor is identified and retained by the registrant.


Item 9.01.     Financial Statements and Exhibits.

(c)  Exhibits

       99.1    News release dated July 26, 2005 of the registrant.


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                                   SIGNATURES

Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                       By:           /s/ Nevan Elam
                                               ---------------------------------
                                                        Nevan Elam
                                                 Senior Vice President Corporate
                                                           Operations
                                                      and General Counsel

                                       Date:   July 26, 2005


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                                INDEX TO EXHIBITS

99.1              News release dated July 26, 2005 of the registrant.


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